Morgan Stanley Institutional Fund Trust - Core Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased: American Tower Corp. 5.900% due 11/12021
Purchase/Trade Date: 10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $520,000
Percentage of Offering Purchased by Fund: 0.104
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays Capital, BofA Merrill Lynch, Credit Agricole CIB, RBC Capital Markets, BNP Paribas, Credit Suisse, Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BBVA Securities, Citigroup, HSBC, Mizuho
Securities, Santander
Purchased from: RBS Securities

Securities Purchased: The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date: 10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley, Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co., Scotia Capital
Purchased from: Merrill Lynch

Securities Purchased: Sonoco Products Co. 5.750% due 11/1/2040
Purchase/Trade Date: 10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.148
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Deutsche Bank Securities, Mitsubishi UFJ Securities, TD Securities, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: Verizon Communications Inc. 4.750% due 11/1/2041 Purchase/Trade Date: 10/27/2011
Offering Price of Shares: $99.068
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $805,000
Percentage of Offering Purchased by Fund: 0.107
Percentage of Fund's Total Assets: 0.27
Brokers:  Credit Suisse, Morgan Stanley, UBS Investment Bank, Deutsche
Bank Securities, RBC Capital Markets, Barclays Capital, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., JP Morgan, Mitsubishi UFJ Securities,
RBS, Wells Fargo Securities, Mizuho Securities, Santander
Purchased from: UBS AG

Securities Purchased: EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date: 11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.037
Percentage of Fund's Total Assets: 0.09
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan, SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company, UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased: Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date: 11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $740,000
Percentage of Offering Purchased by Fund: 0.123
Percentage of Fund's Total Assets: 0.25
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment Bank, HSBC Purchased from: Merrill Lynch

Securities Purchased: Lyondellbasell Industries NV 6.000% due 11/15/2021 Purchase/Trade Date: 11/4/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Citigroup, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, HSBC, ING, Morgan Stanley, Scotia Capital, UniCredit, Wells Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $430,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $145,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased: Teva Pharmaceutical Finance IV 3.650% due 11/10/2021 Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund:  0.114
Percentage of Fund's Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit Suisse, Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased: United Health Group Inc. 3.375% due 11/15/2021 Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $99.453
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 0.08
Brokers: Goldman, Sachs & Co., Morgan Stanley, RBS, US Bancorp, Barclays Capital, BofA Merrill Lynch, Citi, Credit Suisse, Deutsche Bank Securities, J.P. Morgan, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, CRT Capital Group LLC, Fifth Third Securities, Inc., HSBC, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, PNC Capital Markets LLC, The Williams Capital Group, L.P.
Purchased from: Goldman Sachs

Securities Purchased: United Health Group Inc. 4.625% due 11/15/2041 Purchase/Trade Date: 11/7/2011
Offering Price of Shares: $98.752
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.044
Percentage of Fund's Total Assets: 0.09
Brokers: Goldman, Sachs & Co., Morgan Stanley, RBS, US Bancorp, Barclays Capital, BofA Merrill Lynch, Citi, Credit Suisse, Deutsche Bank Securities, J.P. Morgan, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, CRT Capital Group LLC, Fifth Third Securities, Inc., HSBC, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, PNC Capital Markets LLC, The Williams Capital Group, L.P.
Purchased from: Goldman Sachs

Securities Purchased: Simon Property Group LP, 4.125% due 12/1/2021 Purchase/Trade Date: 11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.10
Brokers: Bof A Merrill Lynch, Citigroup, JP Morgan, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi UFJ Securities, RBC Capital Markets, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp Purchased from: Merrill Lynch

Securities Purchased: CCO Holdings LLC 7.375% due 6/1/2020
Purchase/Trade Date: 11/30/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $70,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.02
Brokers: BofA Merrill Lnch, Citigroup, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, J.P. Morgan, US Bancorp, RBC Capital Markets, Goldman, Sachs & Co.
Purchased from: Merrill Lynch

Securities Purchased: Transocean Inc. 6.375% due 12/15/2021
Purchase/Trade Date: 11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays Capital, Credit Suisse, Mitsubishi UFJ Securities, Wells Fargo Securities, Citigroup, J.P. Morgan, Credit Agricole CIB, DNB Markets, Goldman, Sachs & Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased: Vornado Realty LP note 5.00% due 1/15/2022 Purchase/Trade Date: 11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:  0.050
Percentage of Fund's Total Assets: 0.07
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC Capital One Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC, SMBC Nikko, US Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased: Ecolab Inc. 3.00% due 12/8/2016
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.802
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $435,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.15
Brokers: RBS, US Bancorp, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch

Securities Purchased: Ecolab Inc. 4.350% due 12/8/2021
Purchase/Trade Date: 12/5/2011
Offering Price of Shares: $99.936
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.05
Brokers: Mitsubishi UFJ Securities, SMBC Nikko, Citigroup, BNP Paribas, RBC, UniCredit Capital Markets, ING, The Williams Capital Group, L.P. Purchased from: Merrill Lynch

Securities Purchased: Gilead Sciences Inc. 5.650% due 12/1/2041
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.773
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $490,000
Percentage of Offering Purchased by Fund: 0.049
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Barclays Capital, Goldman, Sachs & Co., J.P. Morgan, RBC Capital Markets, Wells Fargo Securities, HSBC, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko, US Bancorp
Purchased from: Barclays Capital

Securities Purchased: Hewlett-Packard Co. 4.650% due 12/9/2021
Purchase/Trade Date: 12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $780,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.26
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs

Securities Purchased: ERP Operating LP 4.625% due 12/15/2021
Purchase/Trade Date: 12/7/2011
Offering Price of Shares: $99.619
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, RBC Capital Markets
Purchased from: Merrill Lynch

Securities Purchased: Sabmiller Holdings Inc. 3.750% due 1/15/2022 Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.522
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $420,000
Percentage of Offering Purchased by Fund:  0.017
Percentage of Fund's Total Assets: 0.14
Brokers: Barclays Capital, BofA Merrill Lynch, JP Morgan, Morgan Stanley, BBVA, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Santander Global Banking and Markets
Purchased from: Merrill Lynch


Securities Purchased: Valspar Corp. 4.200% due 1/15/2022
Purchase/Trade Date: 1/10/12
Offering Price of Shares: $99.854
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.064
Percentage of Fund's Total Assets: 0.09
Brokers: Deutsche Bank Securities, Mitsubishi UFJ Securities, US Bancorp, BofA Merrill Lynch, Goldman, Sachs & Co., Wells Fargo Securities, ANZ Securities, PNC Capital Markets LLC, ING, Lloyds Securities, Comerica Securities, HSBC
Purchased from: Deutsche Bank Securities

Securities Purchased: Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date: 1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $615,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased: Aristotle Holding Inc., 2.650% due 2/15/2017 Purchase/Trade Date: 2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $395,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.14
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased: BMC Software Inc. 4.250% due 2/15/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.468
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan, Barclays Capital, RBC Capital Markets, RBS, Wells Fargo Securities, Credit Suisse, Morgan Stanley, Citigroup
Purchased from: Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 2.150% due
3/1/2017
Purchase/Trade Date: 2/8/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $95,000
Percentage of Offering Purchased by Fund:  0.019
Percentage of Fund's Total Assets: 0.03
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from:  Merrill Lynch

Securities Purchased: Freeport-McMoran Copper & Gold Inc. 3.550% due
3/1/2022
Purchase/Trade Date: 2/8/12
Offering Price of Shares: $99.747
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $285,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, JP Morgan, BNP Paribas, Citigroup, HSBC, Scotiabank, HSBC, Citigroup, BNP Paribas, Goldman, Sachs & Co., Mizuho Securities, Morgan Stanley, CIBC, Mitsubishi UFJ Securities, Santander, US Bancorp, SMBC Nikko, Deutsche Bank Securities, Natixis, RBC Capital Markets, Standard Chartered Bank, The William Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan

Securities Purchased: Chesapeake Energy Corp. 6.775% due 3/15/2019 Purchase/Trade Date: 2/13/12
Offering Price of Shares: $98.750
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets:  0.15
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, RBS, Barclays Capital, Citigroup, Comerica Securities, Credit Agricole CIB, Credit Suisse, DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, Natixis, Scotiabank, UBS Investment Bank, Wells Fargo Securities, Lloyds Securities, Macquarie Capital, Nomura, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, TD Securities Purchased from: Merrill Lynch

Securities Purchased: Total Capital International SA 2.875% due 2/17/2022 Purchase/Trade Date: 2/14/12
Offering Price of Shares: $99.948
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets:  0.17
Brokers: BofA Merrill Lynch, Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities

Securities Purchased: Corning Inc. 4.750% due 3/15/2042
Purchase/Trade Date: 2/15/12
Offering Price of Shares: $99.853
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets:  0.07
Brokers: JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities
Purchased from: JP Morgan

Securities Purchased: American Honda Finance Corporation 2.125% due
2/28/2017
Purchase/Trade Date: 2/21/12
Offering Price of Shares: $99.995
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $345,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets:  0.13
Brokers: Barclays Capital, JP Morgan Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., SMBC Nikko Capital Markets Limited
Purchased from: JP Morgan

Securities Purchased: Alexandria Real Estate EQ Inc. 4.600% due 4/1/2022 Purchase/Trade Date: 2/22/2012
Offering Price of Shares: $99.995
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.15
Brokers: Goldman, Sachs & Co., JP Morgan, Citigroup, BofA Merrill Lynch, Mitsubishi UFJ Securities, RBC Capital Markets, RBS, Scotiabank, Barclays Capital, Credit Suisse, Morgan Keegan, BB&T Capital Markets, BNY Mellon Capital Markets, LLC, JMP Securities, Keefe, Bruyette & Woods, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Goldman Sachs

Securities Purchased: Wyndham Worldwide Corp. 4.250% due 3/1/2022
Purchase/Trade Date: 2/27/12
Offering Price of Shares: $99.807
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $1,105,000
Percentage of Offering Purchased by Fund: 0.221
Percentage of Fund's Total Assets: 0.41
Brokers: JP Morgan, Goldman, Sachs & Co., Credit Suisse, Mitsubishi UFJ Securities, Scotiabank, US Bancorp, Wells Fargo Securities, nabSecurities, LLC, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: JP Morgan

Securities Purchased: Burlington Northern Santa Fe LLC 3.050% due 3/15/2022 Purchase/Trade Date: 2/28/12
Offering Price of Shares: $99.750
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $725,000
Percentage of Offering Purchased by Fund:  0.116
Percentage of Fund's Total Assets: 0.27
Brokers: JP Morgan, Morgan Stanley, Wells Fargo Securities, BMO Capital Markets, US Bancorp
Purchased from: Wells Fargo

Securities Purchased: Centurylink Inc. 5.800% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.15
Brokers: Barclays Capital, JP Morgan, Morgan Stanley, RBC Capital Markets, Mizuho Securities, US Bancorp, SunTrust Robinson Humphrey, Fifth Third Securities, Inc., Morgan Keegan
Purchased from:  JP Morgan

Securities Purchased: DirectTV Holdings LLC 3.800% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.958
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.26
Brokers: BofA Merrill Lynch, RBS, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, JP Morgan, UBS Investment Bank, Santander, BBVA, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, HSBS, Lloyds Securities, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased: Koninklijke Philips Electronics 3.750% due 3/15/2022 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.545
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 0.24
Brokers: Deutsche Bank Securities, HSBC, JP Morgan, BofA Merrill Lynch, Credit Suisse, BNP Paribas, Citi, ING, Mitsubishi UFJ Securities, Mizuho Securities, Rabo Securities, RBS, Santander, Societe Generale, Standard Chartered Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Wynn Las Vegas 5.375% due 3/15/2022
Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $700,000
Percentage of Offering Purchased by Fund: 0.078
Percentage of Fund's Total Assets: 0.27
Brokers: Deutsche Bank Securities, BofA Merrill Lynch, JP Morgan, BNP Paribas, Morgan Stanley, RBS, UBS Investment Bank
Purchased from: Deutsche Bank Securities

Securities Purchased: Phillips 66 4.300% due 4/1/2022
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.763
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.13
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch, DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: Priceline.com 1.000% due 3/15/2018
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.06
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch, J.P. Morgan, Morgan Stanley, Wells Fargo Securities
Purchased from: Goldman, Sachs

Securities Purchased: Volkswagen International Finance NV 2.375% due
3/22/2017
Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.355
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.055
Percentage of Fund's Total Assets: 0.21
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan
Stanley
Purchased from: Merrill Lynch

Securities Purchased: Cimarex Energy Co. 5.875% due 5/1/2022
Purchase/Trade Date: 3/22/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.21
Brokers: JP Morgan, Deutsche Bank Securities, Wells Fargo Securities, Mitsubishi UFJ Securities,US Bancorp, BB&T Capital Markets, Capital One Southcoast, CIBC, Comerica Securities, KeyBanc Capital Markets, BOSC, Inc., Howard Weil Incorporated, ING, Lloyds Securities
Purchased from: JP Morgan

Securities Purchased: DBN Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $685,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.26
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: Lyondellbasell Industries NV 5.000% due 4/15/2019 Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.10
Brokers: JP Morgan, Barclays, BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, HSBC, ING, Morgan Stanley, Wells Fargo Securities, Mizuho Securities, Scotiabank, SMBC Nikko, UniCredit Bank
Purchased from: JP Morgan

Securities Purchased: HSBC Holdings PLC 4.000% due 3/30/2022 Purchase/Trade Date: 3/27/2012
Offering Price of Shares: $99.348
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $420,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.16
Brokers: HSBC Securities (USA) Inc., ABN AMRO Bank N.V., ANZ Securities, Inc., BMO Capital Markets Corp., CIBC World Markets Corp., Citigroup Global Markets Inc., Comerica Securities Inc., Credit Agricole Securities
(USA) Inc., Credit Suisse Securities (USA) LLC, Danske Markets, Inc., Goldman, Sachs & Co., ING Financial Markets LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, nabSecurities, LLC, RBC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., The Williams Capital Group, L.P., UBS Securities LLC, UniCredit Capital Markets LLC, Wells Fargo Securities, LLC
Purchased from: HSBC Securities

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $445,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan

Securities Purchased: Barrick Gold Corp. 3.850% due 4/5/2022
Purchase/Trade Date: 3/29/12
Offering Price of Shares: $99.943
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Fund's Total Assets: 0.13
Brokers: Citigroup, JP Morgan, Morgan Stanley, RBC Capital Markets, BMO Capital Markets, CIBC, HSBC, Scotiabank, TD Securities, UBS Investment Bank, Barclays, BNP Paribas, Deutsche Bank Securities, Goldman, Sachs & Co., BofA Merrill Lynch, RBS
Purchased from: JP Morgan

Securities Purchased: Weatherford International Ltd. 4.500% due 4/15/2022 Purchase/Trade Date: 3/30/12
Offering Price of Shares: $99.855
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.14
Brokers: JP Morgan, Morgan Stanley, Citigroup, Deutsche Bank Securities, UBS Investment Bank, Goldman, Sachs & Co., Wells Fargo Securities, Credit Agricole CIB, DNB Markets, RBC Capital Markets, RBS, Mitsubishi UFJ Securities, Barclays, SunTrust Robinson Humphrey, Standard Chartered Bank, UniCredit Capital Markets, HSBC
Purchased from: JP Morgan